Filed Pursuant to Rule 497

Registration No. 333-212323

CION ARES DIVERSIFIED CREDIT FUND

Supplement dated July 30, 2020

To

Prospectuses and Statement of Additional Information for Class A Shares, Class C Shares,

Class I Shares, Class L Shares, Class U Shares and Class W Shares, each dated February 28, 2020 as supplemented to date, and the Prospectus and Statement of Additional Information for Class U-2 Shares, each dated March 31, 2020 as supplemented to date

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying Prospectuses and Statements of Additional Information of CION Ares Diversified Credit Fund (the “Fund”). This supplement is part of, and should be read in conjunction with, the Prospectuses and Statements of Additional Information. The Prospectuses and Statements of Additional Information have been filed with the U.S. Securities and Exchange Commission and are available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectuses and Statements of Additional Information, as applicable, unless otherwise stated herein.

The Board of Trustees of the Fund has approved a change in the Fund’s administrator. Effective August 1, 2020, ALPS Fund Services, Inc. (“ALPS Fund Services”) will replace State Street Bank and Trust Company (“State Street”) as the Fund’s administrator pursuant to an administration agreement between ALPS Fund Services and the Fund (the “ALPS Administration Agreement”). State Street will remain the Fund’s custodian.

Accordingly, effective August 1, 2020, the following changes apply to the Prospectuses and Statements of Additional Information:

Each reference to State Street as a Fund administrator is hereby replaced in its entirety by ALPS Fund Services, and each reference to the State Street Administration Agreement is hereby replaced in its entirety with the ALPS Administration Agreement.

Additionally, this supplement amends the indicated section of the Prospectuses as follows:

MANAGEMENT OF THE FUND

The second paragraph in the section entitled “Management of the Fund-Administrative Services” is hereby replaced in its entirety with the following:

Pursuant to the ALPS Administration Agreement, ALPS Fund Services performs, or administers the performance of, certain of the Fund’s required administrative services, which include, among other things, providing administrative assistance in accounting, legal, compliance, and operations, preparing the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, ALPS Fund Services coordinates the preparation and filing of the Fund’s tax returns and generally coordinates the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund. ALPS Fund Services replaced State Street Bank and Trust Company as the administrator of the Fund on August 1, 2020. The total expenses incurred under the administration agreement between State Street Bank and Trust Company and the Fund for the period from November 1, 2019 through December 31, 2019 and the year ended October 31, 2019 were $33,423 and $349,308, respectively.

Please retain this Supplement with your Prospectus and Statement of Additional Information.